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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of report: September 1, 2004
                        (Date of earliest event reported)

                             SOUTHWEST WATER COMPANY
             (Exact name of registrant as specified in its charter)


        Delaware                      0-8176                    95-1840947
       (State of              (Commission File Number)        (IRS Employer
      Incorporation)                                        Identification No.)

                              One Wilshire Building
                       624 South Grand Avenue, Suite 2900
                       Los Angeles, California 90017-3782
          (Address of principal executive offices, including zip code)

                                 (213) 929-1800
              (Registrant's telephone number, including area code)



     Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|__| Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

|__| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

|__| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|__| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02    Departure of Directors or Principal Officers; Election of
             Directors; Appointment of Principal Officers

     On September 1, 2004, the Board of Directors of Southwest Water Company increased the membership of the Board of Directors to nine (9) persons and appointed William Jones as a Director of the Company. A copy of the news release announcing the appointment is filed herewith as Exhibit 99.1 and incorporated by reference herein.

     Mr. Jones has been added to the class of directors whose term will expire at the 2005 annual meeting of stockholders. It is expected that Mr. Jones will be a member of the Audit Committee.



Item 9.01    Financial Statements and Exhibits

(c)      Exhibit

         99.1    Press release issued September 7, 2004.



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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 7, 2004
                                                 SOUTHWEST WATER COMPANY



                                                 By: /s/ Richard J. Shields
                                                     ----------------------
                                                     Richard J. Shields
                                                     Chief Financial Officer